                                                                    Exhibit 10.2


                          GLOBESPAN SEMICONDUCTOR INC.

                           1999 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                          Page

ARTICLE 1.  INTRODUCTION.....................................................................1

ARTICLE 2.  ADMINISTRATION...................................................................1
        2.1  Committee Composition...........................................................1
        2.2  Committee Responsibilities......................................................1
        2.3  Committee for Non-Officer Grants................................................1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS......................................................2
        3.1  Basic Limitation................................................................2
        3.2  Annual Increase in Shares.......................................................2
        3.3  Additional Shares...............................................................2
        3.4  Dividend Equivalents............................................................2

ARTICLE 4.  ELIGIBILITY......................................................................2
        4.1  Incentive Stock Options.........................................................2
        4.2  Other Grants....................................................................3

ARTICLE 5.  OPTIONS..........................................................................3
        5.1  Stock Option Agreement..........................................................3
        5.2  Number of Shares................................................................3
        5.3  Exercise Price..................................................................3
        5.4  Exercisability and Term.........................................................3
        5.6  Modification or Assumption of Options...........................................3
        5.7  Buyout Provisions...............................................................4

ARTICLE 6.  PAYMENT FOR OPTION SHARES........................................................4
        6.1  General Rule....................................................................4
        6.2  Surrender of Common Stock.......................................................4
        6.3  Exercise/Sale...................................................................4
        6.4   Exercise/Pledge................................................................4
        6.5  Promissory Note.................................................................4
        6.6  Other Forms of Payment..........................................................5

ARTICLE 7.  STOCK APPRECIATION RIGHTS........................................................5
        7.1  SAR Agreement...................................................................5
        7.2  Number of Shares................................................................5
        7.3  Exercise Price..................................................................5
        7.4  Exercisability and Term.........................................................5
        7.5  Exercise of SARs................................................................5
        7.6  Modification or Assumption of SARs..............................................6

ARTICLE 8.  RESTRICTED SHARES................................................................6
        8.1  Restricted Stock Agreement......................................................6
        8.2  Payment for Awards..............................................................6
        8.3  Vesting Conditions..............................................................6
        8.4  Voting and Dividend Rights......................................................6

ARTICLE 9.  STOCK UNITS......................................................................6
        9.1  Stock Unit Agreement............................................................6
        9.2  Payment for Awards..............................................................6
        9.3  Vesting Conditions..............................................................7
        9.4  Voting and Dividend Rights......................................................7
        9.5  Form and Time of Settlement of Stock Units......................................7
        9.6  Death of Recipient..............................................................7
        9.7  Creditors' Rights...............................................................7
        10.1  Effect of Change in Control....................................................7
        10.2  Involuntary Termination........................................................8

ARTICLE 11.  PROTECTION AGAINST DILUTION.....................................................8
        11.1  Adjustments....................................................................8
        11.2  Dissolution or Liquidation.....................................................8
        11.3  Reorganizations................................................................9

ARTICLE 12.  DEFERRAL OF AWARDS..............................................................9

ARTICLE 13.  AWARDS UNDER OTHER PLANS........................................................9

ARTICLE 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.......................................10
        14.1  Effective Date................................................................10
        14.2  Elections to Receive NSOs, Restricted Shares or Stock Units...................10
        14.3  Number and Terms of NSOs, Restricted Shares or Stock Units....................10

ARTICLE 15.  LIMITATION ON RIGHTS...........................................................10
        15.1  Retention Rights..............................................................10
        15.2  Stockholders' Rights..........................................................10
        15.3  Regulatory Requirements.......................................................10

ARTICLE 16.  WITHHOLDING TAXES..............................................................11
        16.1  General.......................................................................11
        16.2  Share Withholding.............................................................11

ARTICLE 17.  FUTURE OF THE PLAN.............................................................11
        17.1  Term of the Plan..............................................................11
        17.2  Amendment or Termination......................................................11

ARTICLE 18.  DEFINITIONS....................................................................11

                          GLOBESPAN SEMICONDUCTOR INC.
                           1999 EQUITY INCENTIVE PLAN

        ARTICLE 1.  INTRODUCTION

               The Plan was adopted by the Board to be effective as of the date of the IPO. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives,
(b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside
 .Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

               The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).


        ARTICLE 2.  ADMINISTRATION.

        2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Corporation, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

               (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

               (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

        2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

        2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Corporation who need not satisfy the requirements of Section
2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.


        ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

        3.1 BASIC LIMITATION. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 1,000,000, plus shares remaining available for issuance under the Predecessor Plan, plus (b) the additional shares of Common Stock described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

        3.2 ANNUAL INCREASE IN SHARES. Commencing on the date of the IPO and continuing each May 1 beginning with the year 2000 through 2002, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of
(a) 5% of the total number of shares of Common Stock then outstanding or (b) 1,000,000 shares.

        3.3 ADDITIONAL SHARES. If Restricted Shares or shares of Common Stock issued upon the exercise of Options are forfeited (including any options incorporated from the Predecessor Plan), then such shares of Common Stock shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding shares of Common Stock shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of shares of Common Stock (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of shares of Common Stock (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other shares of Common Stock are forfeited.

        3.4 DIVIDEND EQUIVALENTS. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.


        ARTICLE 4.  ELIGIBILITY.

        4.1 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Corporation, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

        4.2 OTHER GRANTS. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.


        ARTICLE 5.  OPTIONS.

        5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

        5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Corporation shall not cover more than 750,000 shares of Common Stock, except that Options granted to a new Employee in the fiscal year of the Corporation in which his or her service as an Employee first commences shall not cover more than 1,000,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

        5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a share of Common Stock on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

        5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

        5.5 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Corporation or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

        5.6 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

        ARTICLE 6.  PAYMENT FOR OPTION SHARES.

        6.1 GENERAL RULE. The entire Exercise Price of shares of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such shares of Common Stock are purchased, except as follows:

               (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

               (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2 SURRENDER OF COMMON STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

        6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) an irrevocable direction to a securities broker approved by the Corporation to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Corporation.

        6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) an irrevocable direction to pledge all or part of the shares of Common Stock being purchased under the Plan to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation.

        6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) a full-recourse promissory note. However, the par value of the shares of Common Stock being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

        6.6 OTHER FORMS OF PAYMENT. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

        ARTICLE 7. STOCK APPRECIATION RIGHTS.

        7.1 SAR AGREEMENT. Each grant of a SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Corporation. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        7.2 NUMBER OF SHARES. Each SAR Agreement shall specify the number of shares of Common Stock to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 750,000 shares of Common Stock, except that SARs granted to a new Employee in the fiscal year of the Corporation in which his or her service as an Employee first commences shall not pertain to more than 1,000,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

        7.3 EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        7.4 EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        7.5 EXERCISE OF SARS. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) shares of Common Stock, (b) cash or (c) a combination of shares of Common Stock and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of shares of Common Stock received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

        7.6 MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.


        ARTICLE 8.  RESTRICTED SHARES.

        8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Corporation (or a Parent or Subsidiary), as the Committee may determine.

        8.3 VESTING CONDITIONS. Each award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

        8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

        ARTICLE 9.  STOCK UNITS.

        9.1 STOCK UNIT AGREEMENT. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Corporation. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        9.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        9.3 VESTING CONDITIONS. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

        9.4 VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        9.5 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) shares of Common Stock or
(c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of shares of Common Stock over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

        9.6 DEATH OF RECIPIENT. Any Stock Unit Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation. A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Unit Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        9.7 CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Corporation. Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Stock Unit Agreement.


        ARTICLE 10. CHANGE IN CONTROL

        10.1 EFFECT OF CHANGE IN CONTROL. In the event of any Change in Control, each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall NOT so accelerate if and to the extent such Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Award for shares of the capital stock of the successor corporation (or parent thereof). The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        10.2 INVOLUNTARY TERMINATION. In addition, in the event that the Award is assumed by the successor corporation (or parent thereof) and the Participant experiences an Involuntary Termination within twelve months following a Change in Control, each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Involuntary Termination, become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock.


        ARTICLE 11. PROTECTION AGAINST DILUTION.

        11.1 ADJUSTMENTS. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a dividend payable in a form other than shares of Common Stock in an amount that has a material effect on the price of shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

               (b)  The limitations set forth in Sections 5.2 and 8.2;

               (c) The number of shares of Common Stock covered by each outstanding Option and SAR;

               (d)  The Exercise Price under each outstanding Option and SAR; or

               (e) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        11.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Corporation.

        11.3 REORGANIZATIONS. In the event that the Corporation is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Corporation, if the Corporation is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

        ARTICLE 12. DEFERRAL OF AWARDS.

               The Committee (in its sole discretion) may permit or require a Participant to:

               (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation's books;

               (b) Have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

               (c) Have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation's books. Such amounts shall be determined by reference to the Fair Market Value of such shares of Common Stock as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Corporation. Such an account shall represent an unfunded and unsecured obligation of the Corporation and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Corporation. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.


        ARTICLE 13. AWARDS UNDER OTHER PLANS.

               The Corporation may grant awards under other plans or programs. Such awards may be settled in the form of shares of Common Stock issued under this Plan. Such shares of Common Stock shall be treated for all purposes under the Plan like shares of Common Stock issued in settlement of Stock Units and shall, when issued, reduce the number of shares of Common Stock available under Article 3.

        ARTICLE 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        14.1 EFFECTIVE DATE. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

        14.2 ELECTIONS TO RECEIVE NSOS, RESTRICTED SHARES OR STOCK UNITS. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Corporation in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Corporation on the prescribed form.

        14.3 NUMBER AND TERMS OF NSOS, RESTRICTED SHARES OR STOCK UNITS. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

        ARTICLE 15. LIMITATION ON RIGHTS.

        15.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Corporation and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Corporation's certificate of incorporation and by-laws and a written employment agreement (if any).

        15.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Award prior to the time when a stock certificate for such shares of Common Stock is issued or, if applicable, the time when he or she becomes entitled to receive such shares of Common Stock by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

        15.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Corporation reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

        ARTICLE 16. WITHHOLDING TAXES.

        16.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

        16.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Such shares of Common Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

        ARTICLE 17. FUTURE OF THE PLAN.

        17.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of the date of the IPO. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of shares of Common Stock available under Article 3 which was approved by the Corporation's stockholders.

        17.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend sor terminate the Plan. An amendment of the Plan shall be subject to the approval of the Corporation's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

        ARTICLE 18. DEFINITIONS.

        18.1 "AFFILIATE" means any entity other than a Subsidiary, if the Corporation and/or one or more Subsidiaries own not less than 50% of such entity.

        18.2 "AWARD" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

        18.3 "BOARD" means the Corporation's Board of Directors, as constituted from time to time.

        18.4   "CHANGE IN CONTROL" shall mean:

               (a) The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization;

               (b) The sale, transfer or other disposition of all or substantially all of the Corporation's assets;

               (c) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Corporation on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

               (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the common stock of the Corporation.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation's securities immediately before such transaction.

        18.5   "CODE" means the Internal Revenue Code of 1986, as amended.

        18.6   "COMMITTEE" means a committee of the Board, as described in
Article 2.

        18.7   "COMMON STOCK" means the common stock of the Corporation.

        18.8 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

        18.9 "CORPORATION" means GlobeSpan Semiconductor Inc., a Delaware corporation.

        18.10 "EMPLOYEE" means a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

        18.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        18.12 "EXERCISE PRICE," in the case of an Option, means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        18.13 "FAIR MARKET VALUE" means the market price of shares of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        18.14 "INVOLUNTARY TERMINATION" means the termination of the Service of any individual which occurs by reason of:

               (a) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (b) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary and target bonus in bonus or incentive programs) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        18.15 "IPO" means the initial offering of Common Stock to the public pursuant to a registration statement filed by the Corporation with the Securities and Exchange Commission.

        18.16 "ISO" means an incentive stock option described in Section 422(b) of the Code.

        18.17 "MISCONDUCT" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        18.18 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

        18.19 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase shares of Common Stock.

        18.20 "OPTIONEE" means an individual or estate who holds an Option or SAR.

        18.21 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

        18.22 "PARENT" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        18.23  "PARTICIPANT" means an individual or estate who holds an Award.

        18.24 "PLAN" means this GlobeSpan Semiconductor Inc. 1999 Equity Incentive Plan, as amended from time to time.

        18.25 "PREDECESSOR PLAN" means the Corporation's existing 1996 Equity Incentive Plan.

        18.26  "RESTRICTED SHARE" means a Common Share awarded under the Plan.

        18.27 "RESTRICTED STOCK AGREEMENT" means the agreement between the Corporation and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

        18.28  "SAR" means a stock appreciation right granted under the Plan.

        18.29 "SAR AGREEMENT" means the agreement between the Corporation and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

        18.30 "STOCK OPTION AGREEMENT" means the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

        18.31 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        18.32 "STOCK UNIT AGREEMENT" means the agreement between the Corporation and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

        18.33 "SUBSIDIARY" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.